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                                                          EXHIBIT 10.5

                           PLATINUM ENTERTAINMENT, INC.

                       FIRST AMENDMENT TO SECURITY AGREEMENT
          FIRST AMENDMENT TO SECURITY AGREEMENT RE: INTELLECTUAL PROPERTY

Harris Trust and Savings Bank
Bank of Montreal


Ladies and Gentlemen:

     The undersigned parties executing this Amendment under the heading "Debtors" (such parties being herein referred to collectively as the "DEBTORS" and individually as a "DEBTOR") refer to (i) the Security Agreement (the "GENERAL SECURITY AGREEMENT") and (ii) the Security Agreement Re:
Intellectual Property (the "IP SECURITY AGREEMENT"), each dated as of
December 12, 1997, currently in effect between the Debtors and Bank of Montreal, a Canadian chartered bank ("BOM"), as Agent (such General Security Agreement and IP Security Agreement being hereinafter referred to individually as a "SECURITY DOCUMENT" and collectively as the "SECURITY DOCUMENTS"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in each of the Security Documents.

     The Debtors and the Agent wish to amend the Security Documents to
(i) substitute Harris Trust and Savings Bank, an Illinois banking corporation ("HARRIS") as Agent in lieu of BOM, (ii) remove certain Debtors and Guarantors and (iii) make certain other amendments to the Security Documents, all on the terms and conditions set forth in this agreement (herein, the "AMENDMENT").

1.   AMENDMENTS.

     Upon satisfaction of the conditions precedent set forth in Section 3 hereof, the Security Documents shall be and hereby are amended as follows:

     (a) The definition of "Agent" appearing in the introductory paragraph of the General Security Agreement shall be amended by deleting the phrase "BANK OF MONTREAL (hereinafter called "BOM"), with its mailing address at 115 South LaSalle Street" and inserting the phrase "HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation (hereinafter called "HARRIS"), with its mailing address at 111 West Monroe Street" in lieu thereof, and from and after the date of this Amendment all references in the General Security Agreement to BOM shall instead be deemed to refer to Harris, who shall thereafter act as Agent thereunder.

     (b) The definition of "Agent" appearing in the introductory paragraph of the IP Security Agreement shall be amended by deleting the phrase "BANK OF MONTREAL, a


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Canadian chartered bank acting through its Chicago branch (hereinafter called
"BOM") with its mailing address at 115 South LaSalle Street" and inserting the phrase "HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation (hereinafter called "HARRIS"), with its mailing address at 111 West Monroe Street" in lieu thereof, and from and after the date of this Amendment all references in the IP Security Agreement to BOM shall instead be deemed to refer to Harris, who shall thereafter act as Agent thereunder.

     (c) The definition of "Lender" appearing in the first preliminary statement of each Security Document shall be amended by deleting the reference to BOM and inserting "Harris" in lieu thereof, so that from and after the date of this Amendment all references in each Security Document to BOM in its capacity as Lender shall instead be deemed to refer to Harris.

     (d) The references to Intersound, CGI, North Records, Light and Experience (hereinafter collectively referred to as the "CLOSED SUBSIDIARIES") appearing in
(i) the first preliminary statement, (ii) the signature pages and (iii) the Schedules of each Security Document shall be deleted in their entirety, so that from and after the date of this Amendment, the Closed Subsidiaries shall no longer be deemed Debtors or Guarantors.

2.   ASSUMPTION.

     Each Debtor hereby represents and warrants to the Agent that all of the Collateral previously owned by each of the Closed Subsidiaries has been assigned or otherwise transferred to the Company prior to the date hereof subject to the security interests and liens created and provided for by under the Security Documents. The Company hereby repeats and reaffirms, for the benefit and security of the Obligations, all grants (including grants of liens and security interests), covenants, agreements, representations and warranties contained in the Security Documents as supplemented hereby, each and all of which are and shall remain applicable to the Company and all the Collateral (including the Collateral transferred from the Closed Subsidiaries). Without limiting the generality of the foregoing, in order to secure payment of the Obligations, the Company does hereby grant unto the Agent for the ratable benefit of the Lenders, and hereby agrees that the Agent shall continue to have for the ratable benefit of the Lenders, a continuing security interest in the Collateral transferred to it by the Closed Subsidiaries. The foregoing grant of security interests is in addition to and supplemental of and not in substitution for the grant by the Company under the Security Documents of the security interest in the Collateral, and nothing contained herein shall impair or otherwise affect the lien or priority of the Security Documents as to the Collateral which would be encumbered, or as to the indebtedness which would be secured thereby, in each case prior to giving effect to this Amendment.

3.   CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to satisfaction of all of the following conditions precedent:

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     (a)  Each Debtor (other than the Closed Subsidiaries) and the Agent shall have executed this Amendment, and BOM shall have acknowledged and agreed to the same.

     (b) The First Amendment to Credit Agreement shall have become effective in accordance with its terms.

4.   REPRESENTATIONS.

     Each Debtor hereby represents and warrants to that as of the date hereof no Event of Default has occurred or is continuing under each Security
Document on such date or will result from the effectiveness of this Amendment.

5.   MISCELLANEOUS.

     (a) Except as specifically amended hereby, all of the terms, conditions and provisions of each Security Document shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any instrument or document at any time referring to any Security Document, a reference to any Security Document in any of such items to be deemed to be a reference to such Security Document as amended hereby.

     (b) This Amendment may be executed in counterparts and by separate parties hereto on separate counterparts, each to constitute an original but all to constitute but one and the same instrument. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

     (c) By signing below, Harris hereby accepts its appointment as Agent, subject to, and in reliance upon, the provisions of each Security Document, it being expressly acknowledged and agreed that Harris shall not be liable for any acts or omissions of BOM as the prior Agent.

     (d) By signing below, BOM accepts and agrees that it no longer claims a security interest in the Collateral provided for in each Security Document.


                             [SIGNATURE PAGES TO FOLLOW]

                                      -3-
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Dated as of this 31st day of March, 1998.

                                      DEBTORS:

                                      PLATINUM ENTERTAINMENT, INC.



                                      By  /s/ Steve Devick
                                         -----------------------------
                                         Its:  President


                                      LEXICON MUSIC, INC.



                                      By  /s/ Steve Devick
                                         -----------------------------
                                         Its:  President


                                      PEG PUBLISHING, INC.



                                      By  /s/ Steve Devick
                                         -----------------------------
                                         Its:  President

                                      JUSTMIKE MUSIC, INC.



                                      By  /s/ Steve Devick
                                         -----------------------------
                                         Its:  President


                                      ROYCE PUBLISHING, INC.


                                      By  /s/ Steve Devick
                                         -----------------------------
                                         Its:  President


                                      -4-
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Consented and agreed to as of the date first above written:


                                      HARRIS TRUST AND SAVINGS BANK, as Agent



                                      By  /s/ William J. Kane
                                         -----------------------------
                                         Its:   Vice President
                                              ------------------------
                                      BANK OF MONTREAL, as former Agent



                                      By  /s/ Rose Mueller
                                         -----------------------------
                                         Its:   Director
                                               -----------------------



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